SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: (Date of earliest event reported) September 26, 1997
                                                  ------------------------------

                             Lehman ABS Corporation
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               (Exact Name of Registrant as Specified in Charter)


     Delaware                   1-11661                         13-3447441
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(State of Incorporation)        (Commission               (I.R.S. Employer
                                File Number)             Identification No.)


3 World Financial Center
New York, New York                                               10285
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's Telephone Number, including area code (212) 526-5594
                                                   -----------------------------


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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.       Other Events
              ------------

              On September 26, 1997 Lehman ABS Corporation ("LABS") transferred strips representing the principal amount payable upon maturity of $131,078,000 face amount of United States Treasury Bonds due November 15, 2024 (the "Underlying Securities") issued by the United States Treasury (the "Underlying Securities Issuer") to the Callable Treasury Strip Trust, Series 1997-USTS-1 (the "Trust") established by LABS, which issued Callable Treasury Strip Trust Certificates, Series 1997-USTS-1 (the "Certificates"), issued pursuant to a Standard Terms for Trust Agreements, dated as of February 28, 1996 (the "Standard Terms"), between LABS and The Bank of New York, as trustee (the "Trustee"), as supplemented by a Series Supplement, dated as of September 26, 1997 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between LABS and the Trustee. The Certificates were purchased by Lehman Brothers Inc. ("Lehman") from LABS pursuant to an underwriting agreement, dated September 26, 1997 (the "Underwriting Agreement"), between LABS and Lehman.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (a)     Financial Statements - Not Applicable

              (b)     Pro Forma Financial Information - Not Applicable

              (c)     Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
----------                                   ------------

         4.1 Series Supplement, dated as of September 26, 1997, between Lehman ABS Corporation, as Depositor, and The Bank of New York, as Trustee, together with Standard Terms, dated as of February 28, 1996, between Lehman ABS Corporation and The Bank of New York.


         99.1 Structural Term Sheet - Indicative Summary of Terms for Callable Treasury Strip Trust Certificates, Series 1997-USTS-1, issued September 26, 1997.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   LEHMAN ABS CORPORATION



                                                   /s/ Mark L. Zusy
                                                       -------------------------
                                                   Name:  Mark L. Zusy
                                                   Title: Senior Vice President

September 26, 1997

                                INDEX TO EXHIBITS
                                -----------------



      Exhibit No.                            Description
      ----------                             -----------


          4.1                      Standard Terms for Trust
                                   Agreements, dated as of
                                   February 28, 1996, between
                                   Lehman ABS Corporation, as
                                   Depositor, and The Bank of New
                                   York, as Trustee, together
                                   with the Series Supplement,
                                   dated as of September 26,
                                   1997, between Lehman ABS
                                   Corporation, as Depositor, and
                                   The Bank of New York, as
                                   Trustee.

         99.1 Structural Term Sheet - Indicative Summary of Terms for Callable Treasury Strip
                                   Trust Certificates, Series
                                   1997-USTS-1, issued September
                                   26, 1997.